INCOME TAX PROVISION	12 Months Ended
Jun. 30, 2021
Income Tax Disclosure [Abstract]
INCOME TAX PROVISION

NOTE 10. INCOME TAX PROVISION

Income taxes are provided for the tax effects of transactions reported in the consolidated financial statements and consist of taxes currently due. Deferred taxes relate to differences between the basis of assets and liabilities for financial and income tax reporting which will be either taxable or deductible when the assets or liabilities are recovered or settled.

The Company accounts for income taxes in accordance with the provisions of ASC 740, Accounting for Uncertainty in Income Taxes. The Company accounts for income taxes using an asset and liability approach to calculate deferred income taxes. The asset and liability approach requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. A valuation allowance is provided to offset any net deferred tax assets for which management believes it is more likely than not that the net deferred asset will not be realized.

At June 30, 2021, the Company has a net operating loss carry-forward of $(22,694,075) available to offset future taxable income expiring through 2035. Utilization of future net operating losses may be limited due to potential ownership changes under Section 382 of the Internal Revenue Code.

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based on consideration of these items, management has determined that enough uncertainty exists relative to the realization of the deferred income tax asset balances to warrant the application of a full valuation allowance as of June 30, 2021.

The effects of temporary differences that gave rise to significant portions of deferred tax assets at June 30, 2021 and 2020 are approximately as follows:

	June 30, 2021	June 30, 2020
Net Operating Loss Carryforward	$32,780,235	$29,301,198
Above multiplied by tax rate of	21%	21%
Gross Deferred Tax Assets	6,883,849	6,153,251
Less Valuation Allowance	(6,883,849)	(6,153,251)
Total Deferred Tax Assets – Net	$-	$-

A reconciliation of income taxes computed at the statutory rate to the income tax amount recorded is as follows:

	Year ended June 30
	2021	2020
Income tax expense (benefit) at statutory rate	$(730,598)	$(2,255,469)
Tax Cuts and Job Act Impact	-	-
Decrease in valuation allowance	730,598	2,255,469
Income tax expense	$-	$-

The Company had no gross unrecognized tax benefits that, if recognized, would favorably affect the effective income tax rate in future periods. It has not accrued any interest or penalties associated with income taxes. The Company files income tax returns in the United States federal jurisdiction. With few exceptions, it is no longer subject to U.S. federal, state or non-U.S. income tax authorities on tax returns filed before January 31, 2012. No tax returns are currently under examination by tax authorities.